                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") made and entered into as of the day of acceptance by and between the undersigned Debtor and BANK ONE, TEXAS, NATIONAL ASSOCIATION:

                                   WITNESSETH

     1.   DEFINITIONS. The following definitions shall apply:

          (a) "ACCOUNTS ADVANCE RATE" shall mean the percentage of Debtor's Eligible Accounts that may be used in determining the Borrowing Base. The Accounts Advance Rate for any month shall be the percentage set forth below opposite the applicable Dilution Percentage as determined by Bank from time to time:

          Dilution Percentage      Accounts Advance Rate
          -------------------      ---------------------
               0 - 5.0%                 85%
               5.1% - 8.0%              80%
               8.1% - 10.0%             75%
               10.0% and higher         to be determined in Bank's sole discretion

          (b) "ADJUSTED NET INCOME" means, with respect to any period, net earnings (after reduction for federal income taxes) of Debtor for such period, determined in accordance with GAAP excluding, however, extraordinary items, including, without limitation, (i) any net gain or loss during such period arising from the sale, exchange or other disposition of capital assets and (ii) any write-up or write-down of assets.

          (c) "AFFILIATE" shall mean any individual or entity directly or indirectly controlling, controlled by, or under common control with, or otherwise related to Debtor or any Obligated Party and shall include but not be limited to any partnership, joint venture, joint stock company, corporation, parent company or subsidiary or other company or person in which any Obligated Party or any person related to any Obligated Party by blood, adoption or marriage no more remotely than two degrees of relationship shall own, directly or indirectly, of record or beneficially, or hold, directly or indirectly, the power to control the vote of, more than 10% of the voting stock of, or other equity interest in, such entity.

          (d) "AVERAGE DAILY AVAILABILITY" for any three consecutive months shall mean the amount obtained by, first, adding the difference, as of the end of each day during such three months, between (i) the lesser of the Revolving Line or the Borrowing Base and (ii) the sum of (a) the unpaid balance of Revolving Loans owing by Debtor to Lender and (b) the Letter of

LOAN AND SECURITY AGREEMENT - PAGE 1
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     Credit Exposure and, then, by dividing such sum by the number of days in such three month period.

          (e) "BANK" shall mean BANK ONE, TEXAS, NATIONAL ASSOCIATION, of Dallas, Texas, whose mailing address is 1717 Main Street, Dallas, Texas 75201.

          (f) "BORROWER" shall mean Debtor and any person or entity specified in Addendum I attached hereto and incorporated herein by reference, or any of them.

          (g) "BORROWING BASE" shall mean, as of any date of determination, the lesser of (i) the sum of $1,500,000 LESS the Letter of Credit Exposure, or
     (ii) the sum of (1) the product of (A) the Accounts Advance Rate and (B) Debtor's Eligible Accounts LESS (2) the Letter of Credit Exposure, LESS (3) the Reserve, all determined as of such date of determination.

          (h) "BUSINESS DAY" shall mean any calendar day except Saturday, Sunday and those legal public holidays specified in 5 U.S.C. Section 6103(a), as may be amended from time to time.

          (i) "CAPITAL EXPENDITURE" means any expenditure or liability (other than capitalized interest) by or of a Debtor which would be capitalized in accordance with GAAP.

          (j) "CODE" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (k) "COLLATERAL" shall mean all that certain property described in Addendum II attached hereto and incorporated herein by reference.

          (l) "CONTRACT RATE" shall mean a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate (the "BASE RATE") of interest as established from time to time by the Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers), plus (ii) two percent (2.0%) per annum.

          (m) "DEBTOR" shall mean CapRock Communications Corp., a Texas corporation, whose chief executive office is located at Two Galleria Tower, 13455 Noel Road, Suite 1925, LB 46, Dallas, Texas, 75240-6638.

          (n) "DEFAULT" means any of the events specified in SECTION 14, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

          (o) "DEFAULT RATE" shall mean at the time in question a per annum rate equal to the lesser of (i) the Base Rate then in effect plus four percent (4.0%) or (ii) the Maximum Rate.

          (p) "DILUTION PERCENTAGE" means, as of any date of determination, the ratio of (i) the sum of (a) all non-cash credits given by Debtor to account debtors or obtained by account

LOAN AND SECURITY AGREEMENT - PAGE 2
     debtors during the 12-month period ending on the date of determination plus (b) bad debt expense incurred or accrued by Debtor during such period to (ii) the aggregate face amount of all accounts receivable generated by Debtor during such 12-month period.

          (q) "DISTRIBUTIONS" means, in respect of any corporation, cash distributions or dividends or any other distributions of property on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and means, in respect of any partnership or other unincorporated entity, cash distributions or any other distributions of property on, or in respect of, any capital or profits interest in such partnership or other entity.

          (r) "ELIGIBLE ACCOUNTS" shall mean, as of any date, all accounts receivable of Debtor which constitute accounts receivable arising from the rendering of services or the sale of goods by Debtor to Persons other than individual consumers, other than the following accounts: (a) each account which remains unpaid more than ninety (90) days after its original invoice date; (b) an account which is not due and payable within thirty (30) days after its invoice date; (c) all accounts owing by a single account debtor if twenty percent (20%) or more of the then balance of all accounts owing by said account debtor to Debtor is ineligible pursuant to clause (a) and/or (b) above; (d) accounts with respect to which the account debtor is a shareholder, partner, director, officer, employee, agent or Affiliate of Debtor, or an Affiliate of a Guarantor, (e) accounts with respect to which payment by the account debtor is or may be conditional or accounts of a similar or like arrangement; (f) accounts with respect to which the account debtor is not a resident or citizen of or otherwise located in the continental United States of America, or with respect to which the account debtor is not subject to service of process in the continental United States of America, unless such account is backed in full by an irrevocable letter of credit in the form and substance satisfactory to the Bank issued by a domestic commercial bank acceptable to the Bank, but in the event of such credit enhancement, such accounts rendered Eligible Accounts thereby shall not exceed an aggregate $50,000; (g) accounts in excess of a total amount of Fifty Thousand Dollars ($50,000) (for all government accounts) with respect to which the account debtor is the United States of America, any state of the United States or any other governmental body or any department, agency or instrumentality of any of the foregoing unless such accounts are duly assigned to the Bank in compliance with all applicable governmental requirements (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that the Bank is recognized by the account debtor to have all of the rights of an assignee of such accounts; (h) accounts with respect to which Debtor is or may become liable to the account debtor for goods sold or services rendered or deposits received by such account debtor to Debtor, but only to the extent of Debtor's then aggregate liability to such account debtor (i.e. the excess of the aggregate face amount of accounts of such account debtor to the Debtor over the aggregate liability of Debtor to such account debtor shall constitute an Eligible Account unless otherwise excepted under the terms of this section); (i) accounts with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the account debtor thereof, (j) accounts which are not invoiced (and dated as of such date) and sent to the account debtor thereof concurrently with or not later than twenty (20) days after shipment or delivery to or acceptance by the account debtor of goods giving rise thereto or the performance of the services or sale of

LOAN AND SECURITY AGREEMENT - PAGE 3
     goods giving rise thereto; (k) accounts as to which the Bank, at any time or times hereafter, determines, in good faith, that the prospect of payment or performance by the account debtor is or will be impaired in any material respect; (l) accounts of an account debtor to the extent, but only to the extent, that the same exceed a credit limit determined by the Bank in its reasonable discretion, at any time or times hereafter; (m) accounts with respect to which the account debtor is located in the State of New Jersey, the State of Minnesota or the State of Indiana; provided, however, that such restriction shall not apply if such Borrower (i) has filed and has effective (A) in respect of account debtors located in the State of New Jersey, a Notice of Business Activity Report with the New Jersey division of Taxation for the then current year, (B) in respect of account debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year or (C) in respect of account debtors located in the State of Indiana, a Business activities Report with the Indiana Department of Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s);
     (n) accounts which are not subject to a first priority perfected security interest in favor of the Bank; and (o) that portion of an account balance owed by a single account debtor which exceeds twenty-five percent (25%) of total accounts receivable otherwise deemed eligible hereunder, unless waived in writing by Bank.

          (s) "FIXED CHARGE COVERAGE RATIO" means, as of the date of determination, the ratio of (i) the sum of Adjusted Net Income for the portion of the fiscal year through such date of determination (the "PERIOD"), plus depreciation and amortization and income taxes and interest expense deducted in determining such Adjusted Net Income, to (ii) the sum of regularly scheduled, current maturities of long-term debt, as classified according to GAAP, for the Period plus current maturities of indebtedness owed to Sanwa Business Credit Corp., plus Capital Expenditures made during the Period and not financed plus interest and taxes deducted in calculating Adjusted Net Income for the Period.

          (t) "GAAP" means generally accepted accounting principles and practices, consistently applied.

          (u) "GUARANTORS" means, collectively, Jere Thompson, Jr., Timothy Terrell, Scott Roberts and Timothy Rogers, and "GUARANTOR" means any of such individuals.

          (v) "INDEMNIFIED PERSONS" means, collectively, Secured Party and its officers, directors, shareholders, employees, agents, attorneys and representatives, and any Person owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with, Secured Party, and any other Person, if any, who acquires a portion of the Collateral in any manner through Secured Party's exercise of rights and remedies under the Loan Documents.

          (w) "INTEREST COVERAGE RATIO" means, as of any date of determination, the ratio of (i) fiscal year-to-date Adjusted Net Income, plus fiscal year-to-date interest expense and income taxes deducted in determining such Adjusted Net Income, to (ii) fiscal year-to-date interest

LOAN AND SECURITY AGREEMENT - PAGE 4
     expense (including Subordinated Debt interest) deducted in determining such Adjusted Net Income.

          (x) "LETTER OF CREDIT" means, individually, any letter of credit issued by Secured Party pursuant hereto and Secured Party's currently issued irrevocable standby letter of credit no. 14101 dated December 18, 1995, issued to Thrifty Call Services, Inc. as beneficiary in the amount of $200,000, and any renewal or extension of any of the foregoing, and "LETTERS OF CREDIT" means all such letters of credit collectively.

          (y) "LETTER OF CREDIT EXPOSURE" means, at any time, the aggregate undrawn maximum face amount of all Letters of Credit outstanding at such time.

          (z) "LETTER OF CREDIT OBLIGATIONS" means any obligations of Borrower under this Agreement in connection with the Letters of Credit.

          (aa) "LOAN DOCUMENTS" shall mean this Agreement and all other documents and instruments executed in connection herewith (including without limitation, all notes, documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the indebtedness created or arising hereunder and all documents and agreements relating to any Letter of Credit), as the same may be amended, restated, renewed, extended, or otherwise modified.

          (bb) "MATURITY DATE" shall mean February 28, 1997.

          (cc) "MAXIMUM RATE" shall mean at any particular time in question the maximum rate of interest which, under applicable law (including federal laws), may then be charged on the sums advanced hereunder. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

          (dd) "OBLIGATED PARTY" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Obligations.

          (ee) "OBLIGATIONS" shall mean (i) all loans or other advances made by Secured Party to Borrower pursuant to this Agreement or otherwise and all Letter of Credit Obligations; (ii) all future advances or other value, of whatever class or for whatever purpose, at any time hereafter made or given by Secured Party to Borrower, whether or not the advances or value are given pursuant to commitment and whether or not Borrower is indebted to Secured Party at the time of such advance; (iii) any and all other debts, liabilities and duties of every kind and character of Borrower to Secured Party, whether now or hereafter existing, and regardless of whether such present or future debts, liabilities or duties are direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future debts, liabilities or duties may, prior to their acquisition by Secured Party, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Secured Party in a transaction with one other than Borrower (it being contemplated that Secured Party may make such acquisitions from others), howsoever such indebtedness shall

LOAN AND SECURITY AGREEMENT - PAGE 5
     arise or be incurred or evidenced; (iv) interest on all of the debts, liabilities and duties set forth in (i), (ii) and (iii) above; and (v) any and all renewals and extensions of such debts, liabilities and duties set forth in (i), (ii), (iii) and (iv) above, or any part thereof.

          (ff) "PERSON" means an individual, corporation, partnership, joint venture, association, governmental entity, court or any other entity.

          (gg) "RESERVE" at any time shall mean an amount from time to time established by Secured Party in its discretion as a reserve in reduction of the Borrowing Base in respect of contingencies or other potential factors which, in the event they should occur, could adversely affect or otherwise reduce the anticipated amount of timely collections in payment of Eligible Accounts or the anticipated amount of proceeds which could be realized upon liquidation of Eligible Inventory. The "Reserve," if any from time to time, does not represent cash funds.

          (hh) "REVOLVING LINE" means $1,500,000.

          (ii) "REVOLVING LOANS" shall mean all loans and advances made by Secured Party to Debtor pursuant to SECTION 2 herein.

          (jj) "SECURED PARTY" shall mean the Bank, and its successors and assigns, including specifically, any party to whom the Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (kk) "SUBORDINATED DEBT" means any indebtedness of Debtor to any creditor other than Secured Party that is subordinated to the Obligations pursuant to a subordination agreement between Secured Party and such other creditor, in form and substance acceptable to Secured Party.

          (ll) "TANGIBLE LEVERAGE RATIO" means the ratio of Total Liabilities to Tangible Net Worth.

          (mm) "TANGIBLE NET WORTH" means, as of any date, the total stockholders' equity (including additional paid-in capital and retained earnings) which would appear on a balance sheet of Debtor prepared as of such date in accordance with GAAP, plus the sum of (i) any LIFO reserve and
     (ii) the lesser of investments in subsidiaries or the net book value of subsidiaries, plus the aggregate principal amount of Subordinated Debt LESS the aggregate book value of intangible assets shown on such balance sheet, and LESS investments in and amounts due from Affiliates.

          (nn) "TOTAL LIABILITIES" means, as of any date, all liabilities and indebtedness which would be reflected on a balance sheet prepared in accordance with GAAP, of Debtor less Subordinated Debt.


All words and phrases used herein which are expressly defined in Section 1.201 or in Chapter 9 of the Code shall have the meaning provided for therein. Other such words and phrases defined elsewhere

LOAN AND SECURITY AGREEMENT - PAGE 6
in the Code shall have the meanings specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9.

     2.   REVOLVING LOANS AND LETTERS OF CREDIT.

     (a) REVOLVING LOANS. Subject to the terms and provisions hereof and provided that no Default or Event of Default has occurred and is continuing and that the aggregate principal outstanding on the Revolving Loans does not then exceed the Borrowing Base, Secured Party shall, from time to time, make loans to Debtor secured by the Collateral and evidenced by one or more promissory notes in the form of EXHIBIT A hereto. The maximum aggregate principal balance outstanding at any one time under this SECTION 2(a) shall not exceed the Borrowing Base as then determined by the Bank in its sole discretion. If at any time or times the aggregate principal outstanding on the Revolving Loans exceeds the Borrowing Base, then Borrower shall upon demand pay all of such excess. Unless accelerated in accordance with the terms hereof, all outstanding principal and unpaid accrued interest constituting Revolving Loans shall be due and payable in full on the Maturity Date.

     (b) LETTERS OF CREDIT. Subject to the terms hereof, Secured Party will, from time to time, upon request by Debtor, issue Letters of Credit provided that (i) aggregate Letter of Credit Exposure at the time (including the amount of the requested Letter of Credit) does not exceed $250,000, (ii) Debtor would be entitled to an advance under SECTION 2(a) in the amount of the requested Letter of Credit, (iii) the Letter of Credit is a commercial or standby letter of credit to facilitate Debtor's ordinary course of business and (iv) each Letter of Credit issued hereunder shall terminate on or prior to a date that is ten (10) Business Days prior to the Maturity Date. As a condition to the issuance of any Letter of Credit, Debtor shall execute and deliver Secured Party's customary Letter of Credit application and shall pay to Secured Party, in addition to clerical issuance and transaction costs charged by Secured Party, a Letter of Credit fee in an amount equal to one and one-half percent (1.5%) per annum (prorated for periods of less than one year) of the face amount thereof Each Letter of Credit shall be issued in form satisfactory to Secured Party. The amount, if any, from time to time funded by Secured Party for the account of Debtor under any Letter of Credit shall be reimbursed and paid by Debtor to Secured Party ON DEMAND, or, at Secured Party's option, charged to Debtor as a Revolving Loan, whether or not Debtor would then be entitled to an advance for such amount pursuant to
SECTION 2(a).

     3. SECURITY INTEREST. As security for all Obligations, Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral which it now owns or holds or hereafter owns, holds or acquires. Secured Party may hold for security any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party and may apply same or the proceeds thereof to payment of any Obligations, as the Secured Party shall elect, which at any time then or thereafter are owing to Secured Party. To the extent that a security interest in the inventory and/or the equipment of Debtor is granted to Secured Party hereunder, such security interest shall continue through all stages of manufacture and shall, without further act, attach to the accounts or other proceeds resulting from the sale or other disposition thereof and to all such Collateral as may be returned to Debtor by its account debtors. The designation of proceeds does not authorize

LOAN AND SECURITY AGREEMENT - PAGE 7

Debtor to sell, transfer or otherwise convey any of the Collateral except finished goods inventory intended for sale in the ordinary course of Debtor's business.

     4. INTEREST. (a) CONTRACT RATE. Debtor agrees to pay, in addition to all other amounts payable hereunder, interest on the principal amount of all sums now or hereafter loaned or advanced by Secured Party to Debtor hereunder, irrespective of whether such indebtedness of Debtor to Secured Party be evidenced by promissory notes, drafts, acceptances or otherwise, at a fluctuating rate per annum from the date any such indebtedness is created in favor of Secured Party until maturity, which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Contract Rate, each change in the rate to be charged hereunder to be effective without notice to Debtor on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on the Revolving Loans to be limited to the Maximum Rate as provided in (a) preceding, then any subsequent reduction in the Contract Rate shall not reduce the rate of interest on the Revolving Loans below the Maximum Rate until the total amount of interest accrued on the Revolving Loans equals the amount of interest which would have accrued thereon if the rate specified in
(b) preceding had at all times been in effect.

     (b)  RATE REDUCTION FOR REVOLVING LOANS.

     (1) The Contract Rate shall be reduced by one-half of one percent (0.5%) per annum in the event that Borrower achieves the following performance factors:

                    (A) No Default or Event of Default has occurred and is continuing;

                    (B) The Average Daily Availability of Debtor for the three consecutive months immediately preceding the effective date of reduction shall equal or exceed $100,000;

                    (C) The Debtor achieves positive net income for each of the six consecutive months immediately preceding the effective date of the reduction.

     (2) Initial qualification for a rate reduction provided above shall be measured and determined according to the monthly consolidated financial statements delivered to Secured Party under SECTION 11(q). Any such reduction shall be deemed effective as of the first day of the calendar month next following the calendar month in which such financial statements are delivered to Secured Party.

     (c) GENERAL. Interest accrued hereunder shall be payable monthly on the first day of each calendar month. To the extent that any interest due by Debtor is not laid on the first day of each month, Secured Party may, at its option, add such accrued interest to the principal indebtedness due by Debtor under the Revolving Loans. After the occurrence and during the continuance of an Event of Default, the outstanding principal balance of the Revolving Loans shall bear interest at a rate of interest equal to the Default Rate. Notwithstanding any provisions contained in this Agreement or in any of the other Loan Documents, the Secured Party shall never be entitled to receive, collect or apply, as

LOAN AND SECURITY AGREEMENT - PAGE 8
interest on the indebtedness arising hereunder, any amount in excess of the Maximum Rate and, in the event the Secured Party ever receives, collects or applies as interest any such excess, such amount which could be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness arising hereunder, and, if the principal balance of such indebtedness is paid in full, any remaining excess shall forthwith be paid to the Debtor. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Debtor and the Secured Party shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third party expense, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Subject to the terms of this section, all checks and other items received by Secured Party in payment of the Obligations secured hereby shall be subject to a clearance period of three (3) Business Days provided that the checks and other items are received at a time and in such a manner that will facilitate timely collection of funds.

     (d) CAPITAL ADEQUACY. Subject to the provisions of SECTION 4(c), if Secured Party determines in good faith that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) implemented or effective after the date of this Agreement affects or would affect the amount of capital required or expected to be maintained by Secured Party and that the amount of such capital is increased by or based upon the existence of Secured Party's commitment to lend or commitment to issue the Letters of Credit hereunder, then, upon 30 days prior written notice by Secured Party, the Borrower shall immediately pay to the Secured Party for its account from time to time as specified by Secured Party, additional amounts (without duplication of any other amounts payable in respect of increased costs) sufficient to compensate Secured Party in light of such circumstances, to the extent that Secured Party reasonably determines such increase in capital to be allocable to the existence of Secured Party's commitment to lend under this Agreement and to the extent that the Secured Party reasonably determines such increase in capital to be allocable to the issuance or maintenance of the Letters of Credit. A certificate as to such amounts and detailing the calculation of such amounts submitted to the Borrower by Secured Party shall be conclusive and binding for all purposes, absent manifest error.

     (e) LETTERS OF CREDIT. Subject to the provisions of SECTION 4(c), if any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modifY, or deem applicable any reserve, special deposit, or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Secured Party or
(ii) impose on the Secured Party any other condition regarding the provisions of this Agreement relating to the Letters of Credit or any Letter of Credit Obligations, and the result of any event referred to in the preceding clause
(i) or (ii) shall be to increase the cost to the Secured Party of issuing or maintaining any Letter of Credit, (which increase in cost shall be determined by the Secured Party's reasonable allocation of the aggregate of such cost increases resulting from such event), then, upon demand by the Secured Party the Borrower shall pay to the Secured Party from time to time as specified by the Secured Party additional amounts which shall be sufficient to compensate the Secured Party for such increased costs. A certificate as to such increased cost incurred by the Secured Party as a result of any event mentioned in clause (i) or (ii) above, and

LOAN AND SECURITY AGREEMENT - PAGE 9
detailing the calculation of such increased costs submitted by the Secured Party to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

     5. CONDITIONS TO CLOSING. Prior to or simultaneous with the execution and delivery hereof and as conditions precedent to the obligation of Bank to make any loan hereunder, Debtor shall deliver, or cause to be delivered, to Bank, the following, all in form and substance satisfactory to Bank and its counsel or the following shall be fulfilled to the satisfaction of Bark, as the case may be:

          (a) A Revolving Loan note in the form of EXHIBIT A executed by Debtor;

          (b) Unconditional guaranties of all Obligations executed by each of the Guarantors.

          (c) An opinion of legal counsel for Debtor satisfactorily addressing such matters as may be required by Bank and its counsel;

          (d) Subordination Agreements from each of The Williamsburg Corporation, Timothy Terrell, Scott Roberts and Timothy Rogers.

          (e) A copy of the articles of incorporation, and all amendments thereto, of Debtor, accompanied by the certificate of the Secretary of State of the state of incorporation of Debtor, bearing a date no more than thirty (30) days prior to the date hereof, to the effect that each such copy is correct and complete and that Debtor is a corporation duly incorporated and validly existing in such state, and certified by the corporate secretary of Debtor dated the date hereof, as being correct and complete as of the date hereof,

          (f) A copy of the bylaws, and all amendments thereto, of Debtor accompanied by a certificate from Debtor's corporate secretary, dated the date hereof, to the effect that such copy is correct and complete as of the date hereof,

          (g) Certification of incumbency of all officers of Debtor executed by the president or vice president and by the corporate secretary of Debtor, as of the date hereof, certifYing the name and signature of each such officer;

          (h) A copy of corporate resolutions of Debtor approving this Agreement, authorizing the transactions contemplated hereby, and authorizing and directing a named officer or officers of Debtor to sign and deliver all Loan Documents to be executed by Debtor, duly adopted by Debtor's board of directors, accompanied by the certificate of the corporate secretary, dated the date hereof, that such copy is a true and complete copy of resolutions duly adopted by the board of directors, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the date hereof,

          (i) Certification by the Comptroller of the State of Texas bearing a date no more than thirty (30) days prior to the date hereof, to the effect that Debtor is in good standing with respect to payment of franchise and similar taxes;

LOAN AND SECURITY AGREEMENT - PAGE 10

          (j) All financing statements required by Secured Party in connection with perfection of Secured Party's security interests in the Collateral and all termination statements and other amendments to financing statements required by Secured Party to make Secured Party's security interest in the Collateral a first priority security interest;

          (k)  Evidence of insurance in compliance with the requirements of
     SECTION 11(g) and such loss payable endorsements as may be required by Secured Party;

          (l) Executed landlord's waivers and consents for each location leased by Debtor and mortgagee waiver's from each location owned by Debtor;

          (m) Debtor shall have implemented administrative procedures satisfactory to Secured Party, including, but not limited to, matters relating to financial statements, receivable agings, inventory summaries, collections, borrowing base reporting, projections, and eligibility determination;

          (n) Evidence that immediately after the initial funding hereunder, the Borrowing Base will exceed the unpaid balance of the Revolving Loans by at least $100,000; and

          (o) Such other agreements, instruments, certificates and financing statements as Secured Party may request in order to perfect or protect its interests and rights in the Collateral and under the Loan Documents.

     6. ORIGINATION FEE. In consideration of the financial accommodations granted by Secured Party to Debtor hereunder, Debtor agrees to pay Secured Party a fee equal to $7,500, which shall be paid to Secured Party upon the execution hereof.

     7. ASSIGNMENT OF ACCOUNTS. The execution and delivery of this Agreement, to the extent that a security interest in the accounts of Debtor is granted to Secured Party, shall constitute, with respect to the accounts hereby assigned and pledged, an agreement, representation and warranty by Debtor to Secured Party that, except for the security interest of Secured Party therein:

          (a) Debtor is the sole owner of and has full unrestricted power and right to assign and pledge such accounts free from any lien, security interest or encumbrance.

          (b) Each account is in existence, unconditional and valid, and arose from a bona fide outright sale of personal property usually sold by Debtor, or for services usually performed by Debtor, in the ordinary course of its business, for liquidated amounts and maturing as set forth on its face and that such personal property has been shipped to respective account debtors or such services have been performed for respective account debtors.

          (c) No account is subject to any sale, assignment, claim or security interest of any character and Debtor will not make any sale or other assignment thereof or create any other security interest therein.

LOAN AND SECURITY AGREEMENT - PAGE 11

          (d) No account is subject to any claim for credit, deduction, allowance or adjustment by an account debtor, or to any defense, dispute, setoff or counterclaim, and there is no extension or indulgence with respect thereto.

     8. ESTABLISHMENT OF LOCK BOX. To the extent that a security interest in the accounts of Debtor is granted to Secured Party and so long as this Agreement shall be in effect or any Obligations shall be outstanding, Debtor agrees that, at the request of Secured Party, all sums payable by any account debtor to Debtor in payment or on account of any of Debtor's accounts shall be deposited in a special bank account ("SPECIAL ACCOUNT") established pursuant to Secured Parry's standard form of Lock Box Agreement ("LOCK BOX AGREEMENT") and maintained with Secured Party in the name of Debtor, marked "Special Account," over which Secured Party alone has power of withdrawal. Such sums shall be deposited in the form received, except for the endorsement of Debtor where necessary to permit collection of items, which endorsement Debtor agrees to make, and which Secured Party is also hereby authorized to make on Debtor's behalf. The funds in the Special Account shall be held by Secured Party as security for payment of the Obligations. Debtor hereby agrees, at the request of Secured Party, immediately upon receipt of checks, drafts, cash and other remittances and payment of or on account of any of Debtor's accounts, to immediately deposit all of the same into the Special Account. Debtor hereby also agrees, upon request by Secured Party, to notify all of Debtor's present and future account debtors to send any and all of their sums payable in payment of or on account of their accounts payable to Debtor to the address indicated in the Lock Box Agreement. Secured Party is authorized, empowered and directed to apply any and all funds in the Special Account toward, in Secured Party's sole and absolute discretion, the payment of the outstanding principal amount of, and interest on, any of the Obligations, with any balance remaining after payment in full of the Obligations to be held by Secured Party, subject to the written instructions of Debtor.

     9. ESTABLISHMENT OF BLOCKED ACCOUNT. To the extent that a security interest in the accounts of Debtor is granted to Secured Party and so long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees that, at the request of Secured Party, all funds payable by any account debtor to Debtor in payment or on account of any of Debtor's accounts shall be deposited in a special deposit account ("BLOCKED ACCOUNT") of Debtor set up in a bank(s) acceptable to Secured Party. Such Blocked Account shall be established pursuant to a tri-party agreement among Debtor, Secured Party, and such bank ("BLOCKED ACCOUNT AGREEMENT"), in form and substance satisfactory to Secured Party, which Blocked Account Agreement shall include the following provisions:

          (a) Agreement by Debtor that it has no power of withdrawal over the funds in the Blocked Account;

          (b) Agreement by the bank that it shall neither claim nor exercise any right of offset or banker's lien against the funds in the Blocked Account;

          (c) Waiver and release by the bank to Secured Party of any right or claim which such bank may have in or to the funds in the Blocked Account;

LOAN AND SECURITY AGREEMENT - PAGE 12

          (d) Agreement by the bank to forward daily to Secured Party by wire transfer (or by such other manner of transfer acceptable to Secured Party) to such account in Secured Party as shall be designated by Secured Party, all funds in the Blocked Account;

          (e) Assignment and pledge by Debtor to Secured Party, as additional collateral security for the Obligations, of all funds in the Blocked Account, and direction by Debtor to the bank (i) to hold such funds as bailee for Secured Party, and (ii) to distribute the funds daily to Secured Party in the manner specified above in SUBSECTION 9(d);

          (f) Agreement by Debtor to pay directly to bank all costs and expenses associated with the Blocked Account; and

          (g) Agreement by Debtor that it may unilaterally neither terminate the Blocked Account nor terminate the Blocked Account Agreement.

All funds forwarded to Secured Party from such Blocked Account pursuant to this Section shall be applied as set forth above in Section 8. The provisions of this Section are in addition to and not in limitation of the provisions of
Section 8.

     10. OTHER REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Secured Party that:

          (a) Debtor is conducting, transacting, and carrying on its business under the name shown above, or such other names as may be specified in Addendum Ill attached hereto and incorporated herein by reference, and is not engaged in business under any other name; and Debtor's chief executive office is that set forth in SECTION 1(m) above, at which office Debtor keeps, and will continue to keep, its records concerning accounts. The only other name under which Debtor has conducted business in the last five years is "Synergy Telemanagement, Inc." Debtor will promptly notify Secured Party in writing of any change in (i) the name of Debtor or any of the names under which it is carrying on its business as specified on Addendum III attached hereto, (ii) the address of Debtor, (iii) Debtor's primary place of business, (iv) the location of the office where records concerning accounts are kept, (v) the opening of any new place of business, or (vi) the closing of any of its existing places of business.

          (b) Debtor is duly organized and validly existing under the laws of the state set forth in SECTION 1(m) above, is duly qualified and is in good standing in each and every state in which it is doing business, and has all the requisite power and authority to execute this Agreement and the other Loan Documents to be executed by Debtor.

          (c) The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action by such Debtor, and constitute legal, valid and binding obligations on Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

LOAN AND SECURITY AGREEMENT - PAGE 13

          (d) The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under any provision of Debtor's Articles of Incorporation or Bylaws, or any agreement or other instrument binding upon Debtor, or any law, governmental regulation, court decree, or order applicable to Debtor, or (ii) require the consent, approval or authorization of any third party.

          (e) There are no actions, suits or proceedings, pending or, to the knowledge of Debtor, threatened against or affecting Debtor or the properties of Debtor, before any court or governmental department, commission or board, which, if determined adversely to Debtor, would have a material adverse effect on the financial condition, properties, or operations of Debtor.

          (f) Debtor has not executed any other security agreement currently affecting the Collateral or any financing statement regarding the Collateral (other than those in favor of Sanwa Business Credit Corporation and The Williamsburg Corporation), and no financing statement executed by such Debtor regarding the Collateral is now on file (other than those in favor of The Williamsburg Corporation, which is being subordinated contemporaneously herewith).

          (g) All Collateral is and will be owned by Debtor, free and clear of all other liens, encumbrances, security interests or claims, shall be kept at Debtor's address noted above and such other addresses as may be listed in Addendum IV attached hereto and incorporated hereby by reference, and Debtor shall not (without the prior written approval of Secured Party) remove the Collateral therefrom except for the purpose of sale or use in the ordinary course of business.

          (h) Debtor owns all of the assets reflected on its most recent balance sheet delivered to Secured Party, free and clear of all liens, security interests or other encumbrances, except as previously disclosed in writing to Secured Party.

          (i) As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of its execution, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is and will continue to be able to pay its debts as they mature, and (iv) Debtor has and will have sufficient capital to carry on its business and all businesses in which it is about to engage.

          (j) Debtor has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax lien notice against Debtor presently on file, judgment entered against Debtor or levy on or attachment of its property outstanding.

LOAN AND SECURITY AGREEMENT - PAGE 14

          (k) Debtor (i) does not maintain or contribute to any defined benefit pension plan ("PLAN") under the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or (ii) is not in violation of any provisions of ERISA, or any other applicable state or federal law with respect to any Plan that it contributes to or maintains.

          (l) Except as disclosed in writing to Secured Party: (i) Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act; (ii) to the best of our knowledge, none of the operations of Debtor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (iii) Debtor has not filed any notice under any federal, state or local law indicating that Debtor is responsible for the release into the environment, the disposal on any premises in which Debtor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Debtor is conducting its businesses; and (iv) Debtor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "HAZARDOUS SUBSTANCE" and "RELEASE", as used herein, shall have the meanings specified in CERCLA, and the terms "SOLID WASTE" and "DISPOSAL", as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

          (m) There is no fact known to Debtor that Debtor has not disclosed to Secured Party in writing which may result in any material adverse change in Debtor's business, properties or operations.

          (n) No certificate or statement herewith or heretofore delivered by Debtor to Secured Party in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading.

          (o) The representations, warranties, and covenants of Debtor set forth in this Agreement are true and correct as of the time of the making of this Agreement, and each request by Debtor for a loan or advance hereunder shall constitute, without the necessity of a written

LOAN AND SECURITY AGREEMENT - PAGE 15
     certificate or agreement, a representation and warranty by Debtor that, as of the date of such request and at and as of the time of the making of each loan or advance hereunder, (i) all of the representations and warranties of Debtor contained in this Agreement are true and correct, (ii) no material adverse change in Debtor's financial condition since the effective date of the most recent financial statements furnished to Secured Party by Debtor shall have occurred and be continuing, and (iii) no event has occurred and is continuing, or would result from the requested advance, which constitutes an Event of Default under this Agreement.

          (p) Each financial statement of Debtor previously supplied to Secured Party was prepared in accordance with GAAP in effect on the date of such statements were prepared and truly discloses and fairly presents Debtor's financial condition as of the date of each statement, and there has been no material adverse change in such financial condition or results of operations of Debtor subsequent to January 31, 1996, which is the date of the most recent financial statements of Debtor supplied to Secured Party.

     11. AFFIRMATIVE COVENANTS. So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees and covenants that, unless the Secured Party shall otherwise consent in writing:

          (a) Debtor will promptly inform Secured Party of (i) any and all material adverse changes in Debtor's financial condition, and (ii) all litigation and claims affecting Debtor which could materially affect the financial condition of Debtor;

          (b) Debtor will maintain its books and records in accordance with GAAP, applied on-a consistent basis.

          (c) Debtor will execute and deliver to Secured Party such financing statement or statements, in form satisfactory to Secured Party, which Secured Party may at any time desire to file in order to perfect and preserve its security interest in the Collateral and will reimburse Secured Party for the costs of filing the same; and Debtor will take any action and/or execute and deliver to Secured Party any instrument, document, assignment or other writing which Secured Party in its sole discretion may deem necessary or appropriate (i) to carry out the terms of this Agreement,
     (ii) to perfect Secured Party's security interest in the Collateral, (iii) to comply with the Federal Assignment of Claims Act, as amended, and/or
     (iv) to facilitate the collection of Debtor's accounts.

          (d) Debtor will, at its sole cost and expense, defend any action which might affect Secured Party's security interest in or Debtor's title to the Collateral.

          (e) If sales of Collateral are made by Debtor in the ordinary course of its business for cash, Debtor shall immediately deliver to Secured Party the identical checks, cash or the forms of payment which Debtor receives.

          (f) Debtor will perform, at its sole cost and expense, any and all steps requested by Secured Party to protect Secured Party's security interest in the Collateral, such as leasing

LOAN AND SECURITY AGREEMENT - PAGE 16
     warehouses to Secured Party or its designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to Secured Party, maintaining stock records and transferring Collateral to warehouses. If any Collateral is in the possession or control of any of Debtor's agents or processors, Debtor shall notify such agent or processors of Secured Party's security interest therein, and upon request instruct them to hold all such Collateral for the account of Secured Party and subject to Secured Party's instructions. A physical listing of all Collateral, wherever located, shall be taken by Debtor whenever requested by Secured Party, and a copy of each such physical listing shall be supplied to Secured Party. Secured Party may examine and inspect the Collateral at any time.

          (g) Debtor will keep or cause to be kept adequately insured by financially sound and reputable insurers all of its property usually insured by persons or entities engaged in the same or similar businesses. Without limiting the foregoing, Debtor will insure the Collateral in Secured Party's name against loss or damage by fire, theft, burglary, pilferage, loss in transit, and such other hazards as Secured Party may specify in amounts and under policies by insurers acceptable to Secured Party, and all premiums thereon shall be paid by Debtor and the policies delivered to Secured Party. If Debtor fails to do so, Secured Party may procure such insurance and charge the cost to Debtor's account. Each policy of insurance covering the Collateral shall provide that at least ten (10) days prior written notice of cancellation or notice of lapse must be given to Secured Party by the insurer.

          (h) Debtor will keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any statute or ordinance.

          (i) Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver agreements satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives or subordinates any rights it may have in the Collateral.

          (j) If any account debtor rejects, returns or refuses to accept or receive property represented by any account, Debtor will notify Secured Party, and at the request of Secured Party, hold such property separate and apart from Debtor's property in trust for Secured Party and subject to its order or immediately deliver such property to Secured Party. Secured Party may accept a return of property represented by any account without discharging or affecting Debtor' Obligations. Secured Party may take and sell such property for such prices and upon such terms at public or private sale in the manner provided in the Code. At Secured Party's option, Debtor will forthwith pay Secured Party the original invoice price of such property for application against the Obligations in such manner as Secured Party may elect. In the event such property is resold, any account created thereby shall be deemed assigned and pledged to Secured party hereunder.

          (k) Debtor will give Secured Party or any persons designated by it, at any time and from time to time, full access to all records available to Debtor from any credit reporting

LOAN AND SECURITY AGREEMENT - PAGE 17
     service, bureau or other similar agency and Secured Party and any persons designated by it shall have the right to inspect and make and take away copies of any such records.

          (l) Debtor will furnish such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Debtor's financial condition and business operations as Secured Party may reasonably request from time to time. Secured Party shall have the right without hindrance or delay to conduct field examinations, to inspect the Collateral and to inspect, audit and copy Debtor's books, records, journals, correspondence and other records and data relating to the Collateral or Debtor's business. Secured Party is authorized to discuss Debtor's affairs with any Person, including without limitation employees of Debtor, as Secured Party may deem necessary in relation to the Collateral, Debtor's financial condition or Secured Party's rights under the Loan Documents.

          (m) Debtor will pay and discharge when due all of its indebtedness and obligations, including without limitation, all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Debtor or its properties (including, without limitation, the Collateral), income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Debtor's properties, income, or profits; provided, however, Debtor will not be required to pay and discharge any such assessment, tax charge, levy or claim so long as (i) the legality of the same shall be contested in good faith by appropriate proceedings, and (ii) Debtor shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with GAAP. Debtor, upon demand of Secured Party, will furnish to Secured Party evidence of payment of all assessments, taxes, charges, levies and claims against Debtor or its properties, income or profits and will authorize the appropriate governmental official to deliver to Secured Party at any time a written statement of any assessments, taxes, charges, levies and claims against Debtor or its properties, income or profits.

          (n) Debtor will conduct its business in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Debtor and its businesses and operations, including, without limitation, those pertaining to environmental matters.

          (o) Debtor will execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which Secured Party may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.

          (p) Debtor will do and perform all acts required of it under this Agreement and the other Loan Documents and furnish to Secured Party such other information respecting the business, properties or condition, or the operations, financial or otherwise, of Debtor as Secured Party may from time to time reasonably request.

LOAN AND SECURITY AGREEMENT - PAGE 18

          (q)  Debtor will furnish to Secured Party:

               (1) As soon as possible and in any event within ten (10) days after the occurrence of each Event of Default or Default continuing on the date of such statement, the statement of the President or the designated financial officer of Debtor setting forth the details of such Event of Default or Default and the action which Debtor proposes to take with respect thereto.

               (2) As soon as available, and in any event within thirty (30) days after the end of each calendar month, a consolidated balance sheet and income statement and statement of cash flow of Debtor as of the end of such month, all in form and substance and in reasonable detail satisfactory to Secured Party and duly certified (subject to year-end audit adjustments) by the President or designated financial officer of Debtor (A) as being true and correct in all material aspects to the best of his or her knowledge and (B) as having been prepared in accordance with GAAP.

               (3) As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of Debtor, consolidated balance sheet, income statement and statement of cash flow of Debtor as of the end of such fiscal year, together with a certificate of independent public accountants of recognized standing acceptable to Secured Party stating that in the course of their audit or review of Debtor, such accountants obtained no knowledge that an Event of Default or Default, has occurred and is continuing, or if, in the opinion of such accountants, an Event of Default or Default has occurred and is continuing, a statement as to the nature thereof.

               (4) As soon as the same is received by Debtor, a copy of any management letter delivered to Debtor by its independent accountants;

               (5) As soon as available, and in any event at least 30 days prior to the commencement of each fiscal year of Debtor, the following financial statements on a one (1) year pro forma basis: (i) balance sheet and income statement of Debtor and (ii) cash flow statement, all in form and substance and in reasonable detail satisfactory to Secured Party.

               (6) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or any governmental department, commission or board involving Debtor.

               (7) Within thirty (30) days after the end of each calendar month, a certificate from the President or designated financial officer of Debtor stating such entity is in full compliance with all of its obligations under this Agreement and the other Loan Documents, and is not in default of any term or provision hereof or thereof and demonstrating compliance with all financial ratios and covenants set forth in this Agreement and calculating the Tangible Leverage Ratio and the Interest Coverage Ratio for Debtor.

LOAN AND SECURITY AGREEMENT - PAGE 19

               (8) Within fifteen (15) days after the end of each month for Debtor (i) an analysis of its accounts showing an aging of accounts as follows: accounts 30 days old and less; accounts over 30 days and less than 61 days old; accounts over 60 days old and less than 91 days old; accounts over 90 days old and less than 120 days old; and accounts 120 days old and older, and (ii) an aging of Debtor's payables.

               (9) Upon request of the Secured Party, but not less often than once a week, a borrowing base certificate signed by the President or designated financial officer of Debtor, along with supporting documentation, in form and substance satisfactory to Secured Party.

          (r) Debtor will deliver to its independent public accountants contemporaneously with the execution hereof the irrevocable instructions, in the form attached as ADDENDUM V, that such accountants are to send to Secured Party copies of all financial statements (whether preliminary or final) and reports which are prepared as a result of any audit or other review of the operations, business, finances or internal controls of Debtor, including, without limitation, any management reports and any reports concerning improper accounting practices, defalcations, financial reporting errors or misstatements or fraud.

          (s) Debtor will use all advances made by Secured Party pursuant hereto only for working capital purposes and for the acquisition of two switch cards.

          (t) Jere W. Thompson, Jr., will at all times serve as president and chief executive officer of Debtor.

          (u) At no time will Jere W. Thompson, Jr., Jere W. Thompson, Sr., Mark Langdale and The Williamsburg Corporation collectively own less than 51% of the voting shares of Debtor.

     12. NEGATIVE COVENANTS. So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees that, without the prior written consent of Secured Party:

          (a) Debtor will not permit any financing statement regarding the Collateral to be filed other than a financing statement or statements in favor of Secured Party.

          (b) Except for sales of inventory made in the ordinary course of its business, Debtor will not sell, encumber, grant a security interest in, or dispose of, or permit the sale, encumbrance or disposal of any Collateral without the prior written consent of Secured Party.

          (c) Debtor will not liquidate, merge or consolidate with or into any other entity.

          (d) Debtor will not hereafter permit any tax lien notice to be filed, a judgment to be entered against it or its property or a levy on or attachment of its property to be made.

LOAN AND SECURITY AGREEMENT - PAGE 20

          (e) Debtor will not sell, transfer or otherwise dispose of any of its assets or properties, (i) other than sales in the ordinary course of its business and (ii) other than the sale of assets having an aggregate sales price of no more than $100,000; provided, that the proceeds of any sales made pursuant to this clause (ii) must be applied upon their receipt to the payment of the Obligations.

          (f) Debtor will not grant, create, incur or assume any security interest, lien or encumbrance on any of its assets or properties, including the Collateral, except for financing statements filed with respect to presently existing leases of equipment.

          (g) Debtor will not create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or enter into any operating or capital leases, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from Secured Party, (ii) borrowings outstanding on the date hereof and disclosed in writing to Secured Party and (iii) purchase money indebtedness secured by purchase money security interests that does not exceed $100,000 in the aggregate at any time.

          (h)  Debtor will not change its primary line of business.

          (i) Debtor will not declare or pay any Distributions, make any other distribution with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any capital stock of Debtor, or make any other distribution, sale, transfer or lease of any of Debtor's assets other than the sale of inventory in the ordinary course of business.

          (j) Debtor will not make or permit to exist any loans or advances to any Person.

          (k) Debtor will not pay or cause to be paid any advance rentals for any leased property, real or personal, utilized by Debtor in the conduct and operation of its business.

          (l) Debtor will not enter into any transaction with an Affiliate except on arms-length terms that are as favorable to Debtor as could have been obtained from a non-Affiliate.

          (m) Debtor will not make any Investments except for Investments in obligations issued or guaranteed by the United States or certificates of deposit issued by Bank. As used herein, "INVESTMENT" in any Person means any investment, whether by means of share purchase, loan, advance, purchase of debt instrument, extension of credit (other than accounts receivable arising from the sale of goods or services in the ordinary course of business), capital contribution or otherwise, in or to such Person, the guaranty of any indebtedness of such Person or the subordination of any claim against such Person to other indebtedness of such person or entity.

          (n) Debtor will not make Capital Expenditures during any fiscal year which would in the aggregate exceed $650,000 for such year.

LOAN AND SECURITY AGREEMENT - PAGE 21

          (o) Debtor will not suffer or permit its Tangible Leverage Ratio to exceed the ratio set forth below as of the end of any fiscal quarter or fiscal year ending within the period set forth opposite such ratio:

          Period                        Minimum Amount
          ------                        --------------
     March 31, 1996 through             4.0 to 1.0
     September 29, 1996

     September 30, 1996 and             3.5 to 1.0
     thereafter

          (p) Debtor will not suffer or permit its Tangible Net Worth to be less than the following amount as of the end of any fiscal quarter or fiscal year ending within the period set forth opposite such minimum amount:

          Period                        Minimum Amount
          ------                        --------------
     March 31, 1996 through             $1,000,000
     September 29, 1996

     September 30, 1996 through         $1,100,000
     December 30, 1996

     December 31, 1996                  $1,200,000
     thereafter

          (q) Debtor will not suffer or permit its Fixed Charge Coverage Ratio as of any fiscal quarter end listed below, calculated for the four quarters then ending (except that prior to December 31, 1996, such calculation shall be for the period from January 1, 1996 to the end of such fiscal quarter), to be less than the ratio set forth below opposite such date:

          As of                         Minimum Amount
          -----                         --------------
     March 31, 1996                          0.7:1

     June 30, 1996                           0.9:1

     September 30, 1996                      1.1:1

     December 31, 1996 and                   1.25:1
     thereafter

          (r) Debtor will not suffer or permit its Interest Coverage Ratio as of any fiscal quarter end listed below, calculated for the four quarters then ending (except that prior to December 31, 1996, such calculation shall be for the period from January 1, 1996 to the end of such fiscal quarter), to be less than the ratio set forth below opposite such date:

LOAN AND SECURITY AGREEMENT - PAGE 22

          As of                        Minimum Amount
          -----                        --------------
     March 31, 1996                     1.2:1

     June 30, 1996                      1.3:1

     September 30, 1996                 2.0:1

     December 31, 1996 and              2.0:1
     thereafter

     13. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust insurance required by Secured Party hereunder; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any checks, drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) If Debtor fails to perform any agreement or obligation provided herein (including without limitation, the payment and discharge of any taxes, liens or encumbrances affecting the Collateral), Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Obligations, secured by the Collateral and payable by Debtor on demand.

          (d) Secured Party or any persons designated by it shall have the right to call at Debtor's place or places of business during normal business hours to inspect, audit, check and make and take away copies or extracts from Debtor's books, records, journals, orders, receipts and any correspondence and other data relating to Debtor's business or to any other transactions between the parties hereto, without hindrance or delay.

LOAN AND SECURITY AGREEMENT - PAGE 23

          (e) All amounts and proceeds (including instruments and writings) received by Debtor in respect of Debtor's accounts or general intangibles shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Obligations in such manner as Secured Party deems appropriate in its sole discretion.

          (f) Notwithstanding the existence of any Lock Box Agreement between Debtor and Second Party, Secured Party may at its discretion from time to time notify any or all obligors under any accounts or general intangibles
     (i) of Secured Party's security interest in such accounts or general intangibles and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts or general intangibles with such obligors. Secured Party shall have the right, at the expense of Debtor, (i) to enforce collection of any such accounts or general intangibles, (ii) to adjust, settle or compromise the amount or payment thereof, (iii) to demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due on the accounts, to take control of cash and other proceeds of any accounts, (iv) to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment or collateral that may come into possession of Secured Party, (v) to sign the name of Debtor on any invoice or bill of lading relating to any account, on any drafts against account debtors, on assignments and verifications of accounts and on notices to account debtors, and (vi) to do all other acts and things necessary to carry out the purposes of this Agreement. Subject to the terms and provisions of any Lock Box Agreement or Blocked Account Agreement, until such time as Secured Party elects to exercise the rights hereinabove set forth in this Section, Secured Party authorizes Debtor to collect and enforce all accounts. Costs of collection and enforcement of accounts, including payment of attorneys' fees and out-of-pocket expenses, shall be borne solely by Debtor, whether same are incurred by Secured Party or by Debtor. Debtor agrees that the collection and enforcement of all accounts by Debtor shall be for the account of Secured Party, and all collections and proceeds thereof shall be promptly turned over by Debtor to Secured Party in the form in which they are received by Debtor, either by mailing or delivering the same to Secured Party not later than the banking business day following receipt thereof by Debtor. All checks, drafts and other instruments shall be endorsed by Debtor to Secured Party, and in the event of failure of Debtor to make such endorsement, Secured Party is hereby irrevocably authorized to endorse the same on Debtor's behalf Debtor agrees that it will not compromise accounts and will not use or dispose of proceeds of accounts or commingle collections or proceeds with any of Debtor's other funds or property or otherwise exercise any dominion over the same but will hold them separate and apart and upon an express trust for Secured Party. All payments received by Secured Party on accounts or other proceeds or on account of cash sales of Collateral will be credited by Secured Party to Debtor's account.

          (g) Secured Party will at all times have the right to take physical possession in the Collateral and to maintain such possession on the premises of Debtor or to remove the Collateral or any part thereof to such ether places as Secured Party may desire. If Secured Party exercises its right to take possession of the Collateral, Debtor shall, upon demand by Secured Party, assemble the Collateral and make it available to Secured Party at a place reasonably convenient to Secured Party. In addition, with

LOAN AND SECURITY AGREEMENT - PAGE 24
     respect to all Collateral, as well as all accounts and other security, Secured Party shall have all the rights and remedies set forth hereafter in this Agreement.

          (h) Secured Party shall have the right of setoff against Debtor at any and all times and in any and all proceedings and instances including, but not limited to, bankruptcy, reorganization, receivership or insolvency of Debtor.

     14. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

          (a) The failure, refusal or neglect of Debtor to make payment of the Obligations or any portion thereof, as the same shall become due and payable;

          (b) The failure of a Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required (i) in this Agreement, (ii) in any of the other Loan Documents, or (iii) in any of the Agreements (as defined hereinbelow); provided, however, that with respect to any default under SECTIONS 11(f), 11(g), 11(h), 11(i), 11(j) and 11(n), Borrower shall have fifteen calendar days from the earlier of the date it becomes aware of a default or the receipt of written notice from Secured Party of a default to cure such default before it is deemed an Event of Default hereunder;

          (c) The occurrence of an event of default under (i) any of the other Loan Documents or (ii) any of the Agreements;

          (d) Any representation made by a Borrower or any Obligated Party contained herein or contained in any of the other Loan Documents or the Agreements is false or misleading in any material respect;

          (e) If a Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; or (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; or

LOAN AND SECURITY AGREEMENT - PAGE 25

          (f) The filing of a tax lien notice by the United States, any state or any governmental subdivision thereof against any of the property of a Borrower;

          (g) The entry of a judgment or judgments in the aggregate amount of $100,000 or more against a Borrower or the levy on or attachment of its property;

          (h) The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor;

          (i)  Debtor abandons the Collateral or any portion thereof;

          (j) The holder of any lien or security interest on any of the assets of Debtor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (k) If a Borrower or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity.

     15. REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies provided herein, in any other agreement between Secured Party and Debtor or by law, the remedies of a secured party under the Code, including, but not limited to, the right to take possession of the Collateral, and for that purpose, Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The rights and remedies referred to in this Agreement are cumulative, and in addition to the general remedies set forth above, Secured Party shall have the following specific remedies upon the occurrence of an Event of Default:

          (a) At its option, Secured Party may terminate any further loans or advances to Debtor hereunder.

          (b) The entire unpaid balance of the Obligations then owing by Debtor to Secured Party (including, without limitation, the Revolving Loans) shall, at the option of Secured Party, become immediately due and payable without further presentation, demand for payment, notice of intent to accelerate, notice of acceleration or dishonor, protest or notice of protest of any kind, all of which are expressly waived by Debtor.

          (c) At its option, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of

LOAN AND SECURITY AGREEMENT - PAGE 26
     reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at least five (5) days before the time of sale or other intended disposition of the Collateral.

          (d) Secured Party may at any time in its discretion transfer any other property constituting the Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for the Obligations or apply it to the principal or interest due on the Obligations, as the Secured Party may elect. Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the Collateral as Secured Party may determine, whether or not any of the Obligations are then due; and for the purpose of asserting, protecting or enforcing any of Secured Party's rights therein, Secured Party may receive, open, and dispose of mail addressed to Debtor and endorse notes, checks, drafts, money orders, documents of title, or other evidences of payment, shipment, or storage of any part of the Collateral on behalf of and in the name of Debtor.

          (e) Debtor shall pay to Secured Party on demand any and all expenses, including legal expenses, attorneys' fees, court costs, collection costs, and traveling expenses, incurred or paid by Secured Party in protecting or enforcing any of its fights hereunder, including its right to take possession of the Collateral, to hold, store, prepare for sale, sell, or otherwise dispose of the Collateral, and in collecting the proceeds thereof. After deducting all of such expenses, the residue of any proceeds of collection or sale of the Collateral shall be applied to the payment of the Obligations in such order of preference as Secured Party may determine, proper allowance for interest on Obligations not then due being made, and any excess shall be returned to Debtor, and Debtor shall remain liable for any deficiency. Secured Party is hereby authorized to add, from time to time, all such expenses to the balance of indebtedness due by Debtor to Secured Party, and such expenses shall become a part of the Obligations.

          (f) In the event that Debtor or any other party seeks to redeem the Collateral, to the extent that any such right of redemption may exist, Debtor shall pay to Secured Party, in addition to fulfillment of all the Obligations secured by the Collateral, any and all expenses incurred or paid by Secured Party in retaking, holding, storing, and preparing the Collateral for sale or other disposition, including legal expenses, attorneys' fees, court costs, collection costs, and traveling expenses.

     16. OTHER AGREEMENTS. If at any time Debtor and Secured Party are parties to any other financing agreements (all of such agreements, whether one or more, being hereinafter referred to as the "AGREEMENTS"), and if the Agreements (or any of them, if more than one) should be breached in whole or in part by Debtor or should terminate for any reason whatsoever, such event shall constitute an Event of Default hereunder. Any sums due hereunder or under the Agreements, or any one or more of them, may be collected by Secured Party out of sums or credits due Secured Party under the terms of this Agreement or the Agreements, or any one or more of them, and any collateral or security for the performance of this Agreement or any of the Agreements may be realized upon by Secured Party for the satisfaction of any indebtedness arising with respect to this Agreement or any of the Agreements. Debtor and Secured Party hereby agree that all indebtedness, securities and remedies available to Secured Party under this Agreement or the Agreements may be utilized by Secured Party for the enforcement of its rights and the collection of any indebtedness due it under the terms of this

LOAN AND SECURITY AGREEMENT - PAGE 27

Agreement or the Agreements, the rights and remedies of Secured Party hereunder being cumulative of all other rights and remedies of Secured Party, and not in substitution thereof or as an alternative thereto.

     17.  TERM.

          (a) This Agreement shall become effective upon acceptance by Secured Party, as of the date hereinafter set forth, and shall continue in full force and effect until the Maturity Date (the "Initial Term") unless earlier terminated by Secured Party in connection with the exercise of its rights and remedies under this Agreement upon the occurrence of an Event of Default.

          (b) If Debtor terminates this Agreement prior to the end of the Initial Term, Debtor acknowledges that (i) such termination would result in the loss to Secured Party of the benefits of this Agreement and that the damages incurred by Secured Party as a result of such termination are and would be difficult of ascertainment and (ii) no such termination shall be effective until Debtor has paid to Secured Party all of the Obligations in immediately available funds, together with a sum certain as liquidated damages, being Debtor's and Secured Party's best and fairest estimate of Secured Party's damages caused by such termination, equal to one percent (1.0%) of the average outstanding loan balance of the Revolving Loans for the period from the date hereof to the date the Revolving Loans are paid in full.

          (c) Notwithstanding anything to the contrary, any proposed termination of this Agreement, whether or not at the end of the Initial Term, shall not be effective, and shall not release or affect the Collateral already assigned to Secured Party or any Obligations incurred or rights accrued hereunder, unless and until all Obligations, whether incurred pursuant to this Agreement or otherwise, have been paid in full.

     18.  MISCELLANEOUS.

          (a) WAIVER OF RIGHTS. Debtor waives notice of nonpayment, presentment, notice of demand, demand, notice of intention to accelerate, notice of acceleration, protest or notice thereof as to the Obligations or as to any of the Collateral.

          (b) ENTIRE AGREEMENT. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure all Obligations of Debtor to Secured Party under the terms hereof or thereof unless Secured Party specifically releases its rights thereunder by separate release.

          (c) FEES AND EXPENSES. Debtor agrees that all fees and expenses, including, without limitation, legal, accounting, audit and field examination fees and expenses, incurred by Secured Party in connection with the preparation of this Agreement and the other Loan Documents, the

LOAN AND SECURITY AGREEMENT - PAGE 28
     closing of any loan secured hereby, and in administering this Agreement and the matters referenced herein shall be paid and borne by Debtor, and Secured Party is hereby authorized by Debtor to deduct all such fees and expenses from the proceeds of any loan secured hereby or to add, from time to time, all such fees and expenses to the balance of Revolving Loan due by Debtor to Secured Party hereunder, with such fees and expenses becoming a part of the Obligations. Field examination expenses for examinations will be charged to Debtor as follows: actual out of pocket expenses for examiner's travel, lodging and meals plus $500.00 per day per examiner. Secured Party will have the right to conduct such field examinations from time to time as it deems necessary in its sole discretion; provided, however, that as long as no Event of Default has occurred, Debtor shall only be obligated to reimburse Secured Party for costs and expenses incurred by Secured Party in connection with field examinations conducted no more frequently than quarterly; Debtor shall reimburse Secured Party for all costs and expenses incurred by Secured Party in connection with field examinations conducted after the occurrence of an Event of Default. Actual costs for the initial field examination conducted prior to the date hereof shall be reimbursed to Secured Party by Debtor at closing.

          (d) ACCOUNT DEBTOR NOTIFICATION. Debtor will immediately notify Secured Party in the event (i) that any account debtor fails to accept, refuses to accept, returns, offers to return or revokes the acceptance of any personal property which is the subject of any account, (ii) of the bankruptcy, insolvency or financial embarrassment of any account debtor, and (iii) of any material claim asserted by any account debtor for credit, allowance, adjustment, dispute, setoff or counterclaim. Debtor will immediately, upon receipt thereof, endorse and deliver to Secured Party any and all checks, notes, trade acceptances, drafts or other instruments with respect to or in payment of any account or any chattel paper with respect to personal property or services performed giving rise to any account.

          (e) EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective only upon acceptance by Secured Party at its offices in Dallas, Texas. All transactions hereunder shall take place at Secured Party's offices in Dallas, Texas.

          (f) WAIVER. Neither the failure nor any delay on the part of Secured Party to exercise any right, power or privilege herein or under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Agreement or in any of the other Loan Documents and no departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing.

          (g) AMENDMENT. No modification or amendment to this Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

          (h) PARTIES IN INTEREST. This Agreement shall be binding upon the parties and their successors or assigns, and shall inure to the benefit of the parties and the successors or assigns of

LOAN AND SECURITY AGREEMENT - PAGE 29

     Secured Party, but shall not inure to the benefit of any heirs, representatives, successors or assigns of Debtor.

          (i) VENUE. All warranties and representations of Debtor contained herein and any payment on any indebtedness secured hereby have been or shall be made in Dallas County, Texas, and all parties hereto agree that venue is proper only in such county, that such county is a convenient forum in which to decide any dispute arising hereunder and to submit themselves to the personal jurisdiction of the courts located in such county.

          (j) GOVERNING LAW. The laws of Texas shall govern the construction of this Agreement and the rights, remedies, duties and obligations of the parties hereto with respect to all transactions hereunder and any and all Collateral, to the extent that federal law is not applicable.

          (k) CUMULATIVE RIGHTS. All rights of Secured Party under the terms of this Agreement shall be cumulative of, and in addition to, the rights of Secured Party under any and all other agreements between Debtor and Secured Party (including, but not limited to, the other Loan Documents and any other agreements referenced herein), and not in substitution or diminution of any rights now or hereafter held by Secured Party under the terms of any other agreement.

          (l) NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or when deposited in the United States mail, registered or certified, postage prepaid, and addressed as follows:

       If to Debtor:          CAPROCK COMMUNICATIONS CORP.
                              Two Galleria Tower
                              13455 Noel Road, Suite 1925, LB 46
                              Dallas, Texas 75240-6638

       If to Secured Party:   BANK ONE, TEXAS, NATIONAL ASSOCIATION
                              P.O. Box 660094
                              Dallas, Texas 75266-0094
                              Attn:  Asset Based Lending Group

     Each of the parties hereto shall be entitled to specify a different address by giving written notice to the other party hereto in accordance with this Subsection.

          (m) INDEMNIFICATION. Debtor hereby indemnifies and agrees to hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims. Upon notification and demand, Debtor agrees to provide defense of any Indemnified Claim and pay all costs and reasonable expenses of counsel selected by any Indemnified Person in respect thereof. The indemnification provided for in this paragraph shall survive any termination of this Agreement and shall continue for the benefit of all Indemnified Persons. Except as specifically provided in this paragraph, Debtor waives all notices from any Indemnified Person with respect to such indemnification. As used herein, "INDEMNIFIED CLAIMS" means any and all claims, demands, actions, causes of action, judgments, obligations, liabilities, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and

LOAN AND SECURITY AGREEMENT - PAGE 30
     disbursements (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts in connection with investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against, or incurred or paid by, any Indemnified Person at any time and from time to time, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Collateral or the Loan Documents (including enforcement of Secured Party's rights thereunder or defense of Secured Party's actions thereunder AND SPECIFICALLY INCLUDING ANY AND ALL INDEMNIFIED CLAIMS ARISING FROM SECURED PARTY'S ORDINARY NEGLIGENCE, but in any event excluding Secured Party's gross negligence or intentional misconduct or breach of any Loan Document) or any breach by a Borrower or any Obligated Party of any representation, warranty, covenant, agreement or condition contained in any Loan Documents or any Event of Default as defined in this Agreement, including, without limitation, "Indemnified Claims" relating to environmental matters or laws and to laws relating to occupational health and safety.

          (n) DESCRIPTIVE HEADINGS. The captions in this Agreement are for convenience only and shall not define or limit the provisions hereof.

          (o) PARTICIPATION OF OBLIGATIONS. Debtor agrees that Secured Party may, at its option, sell interests in the Obligations and its rights under this Agreement to a financial institution or institutions and, in connection with each such sale, Secured Party may disclose any financial and other information available to Secured Party concerning Debtor to each prospective purchaser.

          (p) INVALID PROVISIONS. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

     IN WITNESS THEREOF, this Agreement is executed, to be effective as of the date of acceptance by Secured Party.


                                   DEBTOR:

                                   CAPROCK COMMUNICATIONS CORP.


                                   By: /s/ Jere Thompson, Jr.
                                      ------------------------------------
                                      Name: JERE THOMPSON, JR.
                                           -------------------------------
                                      Title: PRESIDENT
                                            ------------------------------

ACCEPTED at Dallas, Texas,
this ___ day of March, 1996:

BANK ONE, TEXAS, NATIONAL ASSOCIATION

By:
   ------------------------------

LOAN AND SECURITY AGREEMENT - PAGE 31

                                   AMENDMENT ONE TO
                             LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT ONE TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of August 27, 1996, is entered into by and among BANK ONE, TEXAS, NATIONAL ASSOCIAtION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                       RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                      ARTICLE II
                           AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF DEFINITIONS. SECTION 1(g) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

     (g) "BORROWING BASE" shall mean, as of any date of determination, the lesser of (i) the sum of $1,500,000 LESS the Letter of Credit Exposure, or
     (ii) the sum of (1) the product of (A) the Accounts Advance Rate and (B) Debtor's Eligible Accounts, PLUS (2) the lesser of (A) $500,000 and (B) 50% of Debtor's total accrued but unbilled accounts receivable (PROVIDED that, notwithstanding what the calculation would otherwise be, the amount determined under this clause (2) shall be ZERO for the sixth day of each month through the twenty-fifth day of each month inclusive), LESS (3) the Letter of Credit Exposure, LESS (4) the Reserve, all determined as of such date of determination.

     Section 2.02. AMENDMENT OF SECTION 11(q)(7). SECTION 11(q)(7) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

     (7) Within thirty (30) days after the end of each calendar quarter, a certificate from the President or designated financial officer of Debtor stating such entity is in full compliance with all of its obligations under this Agreement and the other Loan Documents, and is not in default of any term or provision hereof or thereof and demonstrating compliance with all financial ratios and covenants set forth in this Agreement and calculating the Tangible Leverage Ratio, Tangible Net Worth, Fixed Charge Coverage Ratio and the Interest Coverage Ratio for Debtor.

                                     ARTICLE III
                                  WAIVER OF DEFAULTS

     Section 3.01 WAIVER. Bank hereby waives the defaults existing as of March 31, 1995 under SECTIONS 12(q) AND 12(r) of the Loan Agreement. There are no other waivers relating to the Loan Agreement except those specifically set forth above. Please note that the above waivers are effective only in the specific instances and for the purposes for which given. Furthermore, neither the granting of the above waivers nor the failure or delay to exercise any right by Bank shall operate as a waiver of any other Default or Event of Default which may currently exist under the Loan Agreement or preclude Bank from the exercise of any right or remedy. Except as set forth herein, all terms and provisions of the Loan Agreement, all rights and remedies of Bank and all obligations of Borrower and others shall remain in full force and effect and are hereby ratified, adopted and confirmed in all respects.

                                      ARTICLE IV
                                 CONDITIONS PRECEDENT

     Section 4.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof,

          (b) No Default or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment, duly executed by Borrower; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                      ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 5.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 5.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                     ARTICLE VI
                                   MISCELLANEOUS

     Section 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 6.02. REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 6.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 6.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 6.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND

DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first written above.

                                       BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                       By: /s/ C.L. PRUDHOMME, II
                                          ----------------------------------
                                       Name: C.L. Prudhomme, II
                                            --------------------------------
                                       Title: Vice President
                                             -------------------------------


                                       CAPROCK COMMUNICATIONS CORP.



                                       By: /s/ JERE W. THOMPSON, JR.
                                          ----------------------------------
                                       Its: President
                                           ---------------------------------

                              RATIFICATION BY GUARANTORS


     Each of Jere W. Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scott L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank: Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty and agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank and (ii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty.


                                       By: /s/ JERE W. THOMPSON, JR.
                                          ----------------------------------
                                       Jere W. Thompson, Jr.


                                       By: /s/ TIMOTHY W. ROGERS
                                          ----------------------------------
                                       Timothy W. Rogers


                                       By: /s/ TIMOTHY M. TERRELL
                                          ----------------------------------
                                       Timothy M. Terrell


                                       By: /s/ SCOTT L. ROBERTS
                                          ----------------------------------
                                       Scott L. Roberts

                                AMENDMENT TWO TO
                          LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT TWO TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of October 31, 1996, is entered into by and among BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One dated August 27, 1996 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                         AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 2. SECTION 2 of the Loan Agreement is hereby amended by adding thereto the following as SECTION 2(c):

          (c) SHORT TERM LOAN. Secured Party shall loan to Debtor in one advance $200,000 to be evidenced by a promissory note, in form and substance acceptable to Secured Party in its discretion, providing that interest shall be payable monthly and that all principal and unpaid and accrued interest shall be payable on March 1, 1997. Notwithstanding any other provision of this Agreement, such loan shall bear interest at the lesser of (i) the Maximum Rate and (ii) a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (1) the Base Rate plus (2) two percent (2.0%) per annum. Each change in the rate to be charged on such loan shall be effective without notice to Debtor on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be.

     Section 2.02. AMENDMENT OF SECTION 12(n). SECTION 12(n) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

     (n) Debtor will not make Capital Expenditures during any fiscal year which would in the aggregate exceed $650,000 for such year; provided, however, that for fiscal year 1996, Debtor may make Capital Expenditures that do not exceed in the aggregate $1,200,000.


                                  ARTICLE III
                              CONDITIONS PRECEDENT

     Section 3.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof,

          (b) No Default or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment, duly executed by Borrower;

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion; and

          (f) Borrower shall pay to Secured Party a closing fee of $1,000.


                                   ARTICLE IV
                 RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 4.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 4.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 5.02. REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 5.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 5.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 5.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 5.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first written above.

                                               BANK ONE, TEXAS, NATIONAL
                                               ASSOCIATION

                                               By: Gina A. Norris
                                                  ----------------------

                                               Name: Gina A. Norris
                                                    --------------------
                                               Title: Vice President
                                                     -------------------


                                               CAPROCK COMMUNICATIONS CORP.


                                               By: /s/ Jere Thompson, Jr.
                                                  ----------------------
                                               Its: President
                                                   ---------------------

                           RATIFICATION BY GUARANTORS


     Each of Jere W. Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scott L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty and agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, (ii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty and (iii) acknowledges that the Obligations covered by the Guaranty include, without limitation, the short term loan contemplated by this Amendment.



                                     /s/ Jere W. Thompson, Jr.
                                     -------------------------------------
                                     Jere W. Thompson, Jr.



                                     /s/ Timothy W. Rogers
                                     -------------------------------------
                                     Timothy W. Rogers



                                     /s/ Timothy M. Terrell
                                     -------------------------------------
                                     Timothy M. Terrell



                                     /s/ Scott L. Roberts
                                     -------------------------------------
                                     Scott L. Roberts

                               AMENDMENT THREE TO
                          LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT THREE TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of February 28, 1997, is entered into by and among BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP.; a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One dated August 27, 1996 and Amendment Two dated October 31, 1996 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 1(bb). SECTION 1(bb) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

     "(bb) "MATURITY DATE" shall mean March 31, 1997."

     Section 2.02. AMENDMENT OF SECTION 2. SECTION 2(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(c) SHORT TERM LOAN. Secured Party shall loan to Debtor in one advance $200,000 to be evidenced by a promissory note, m form and substance acceptable to Secured Party in its discretion, providing that interest shall be payable monthly and that all principal and unpaid and accrued interest shall be payable on March 31, 1997. Notwithstanding any other provision of this Agreement, such loan shall bear interest at the lesser of (i) the Maximum Rate and (ii) a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (1) the Base Rate plus (2) two percent (2.0%) per annum. Each change in the rate to be charged on such loan shall be effective without notice to Debtor on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be."


                                  ARTICLE III
                               WAIVER OF DEFAULTS

     Section 3.01 WAIVER. Bank hereby waives the Defaults existing as of September 30, 1996 and December 31, 1996 under SECTIONS 12 (o), 12(q) AND 12(r) of the Loan Agreement and the Default existing as of December 31, 1996 under SECTION 12(p) of the Loan Agreement. There are no other waivers relating to the Loan Agreement except those specifically set forth above. Please note that the above waivers are effective only in the specific instances and for the purposes for which given. Furthermore, neither the granting of the above waivers nor the failure or delay to exercise any right by Bank shall operate as a waiver of any other Default or Event of Default which may currently exist under the Loan Agreement or preclude Bank from the exercise of any right or remedy. Except as set forth herein, all terms and provisions of the Loan Agreement, all rights and remedies of Bank and all obligations of Borrower and others shall remain in full force and effect and are hereby ratified, adopted and confirmed in all respects.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     Section 4.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Bank and its legal counsel, or that the following shall be fulfilled, as the case may be:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof,

          (b) No Default (others than those expressly waived by the terms hereof) or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment, a Renewal and Extension Promissory Note in the original principal amount of $1,500,000 and a Renewal and Extension Promissory Note in the original principal amount of $200,000, each duly executed by Borrower; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                   ARTICLE V
                 RATIFICATIONS. REPRESENTATIONS, AND WARRANTIES

     Section 5.01. RATIFICATIONS BY BORROWER. The terms and Provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 5.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                   ARTICLE VI
                                 MISCELLANEOUS

     Section 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. An representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 6.02. REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 6.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

     SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 6.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTiON 6.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND All OTHER LOAN DOCUMENTS EXECUTED AND

DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first written above.

                                               BANK ONE, TEXAS, NATIONAL
                                               ASSOCIATION


                                               By:
                                                  --------------------------
                                               Name:
                                                    ------------------------
                                               Title:
                                                     -----------------------



                                               CAPROCK COMMUNICATIONS CORP.


                                               By: /s/ Jere W. Thompson, Jr.
                                                  --------------------------
                                               Its: President
                                                   -------------------------

                           RATIFICATION BY GUARANTORS


     Each of Jere W Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scot L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty and agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, (ii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty and (iii) acknowledges that the Obligations covered by the Guaranty include, without limitation, the short term loan contemplated by this Amendment.



                                               /s/ Jere W. Thompson, Jr.
                                               ---------------------------
                                               Jere W. Thompson, Jr.



                                               /s/ Timothy W. Rogers
                                               ---------------------------
                                               Timothy W. Rogers



                                               /s/ Timothy M. Terrell
                                               ---------------------------
                                               Timothy M. Terrell



                                               /s/ Scott L. Roberts
                                               ---------------------------
                                               Scott L. Roberts

                               AMENDMENT FOUR TO
                          LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT FOUR TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of March 31, 1997, is entered into by and among BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One dated August 27, 1996, Amendment Two dated October 31, 1996, and Amendment Three dated February 28, 1997 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 1(g). SECTION 1(g) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(g) 'BORROWING BASE' shall mean, as of any date of determination, the LESSER of (i) the sum of $ 1,550,000 LESS the Letter of Credit Exposure, or
     (ii) the sum of (1) the product of (A) the Accounts Advance Rate and (B) Debtor's Eligible Accounts, PLUS (2) from the date hereof through May 31, 1997, the lesser of (A) $500,000 and (B) 50% of Debtor's total accrued but unbilled accounts receivable (PROVIDED that, notwithstanding what the calculation would otherwise be, the amount determined under this clause (2) shall be ZERO for the sixth day of each month through the twenty-fifth day of each month inclusive), LESS (3) the Letter of Credit Exposure, LESS (4) the Reserve, all determined as of such date of determination."

     Section 2.02. AMENDMENT OF SECTION 1(x). SECTION 1(x) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(x) 'LETTER OF CREDIT' means, individually, any letter of credit issued by Secured Party pursuant hereto, and any renewal or extension of any of the foregoing, and 'LETTERS OF CREDIT' means all such letters of credit collectively."

     Section 2.03. AMENDMENT OF SECTION 1(bb). SECTION 1(bb) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(bb) 'MATURITY DATE' shall mean June 30, 1997."

     Section 2.04. AMENDMENT OF SECTION 2(b). SECTION 2(b) of the Loan Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

     "(i) aggregate Letter of Credit Exposure at the time (including the amount of the requested Letter of Credit) does not exceed $100,000,"

     Section 2.05. AMENDMENT OF SECTION 11. SECTION 11 of the Loan Agreement is hereby amended by adding the following Section 11(v) thereto:

          "(v) If Debtor violates any of the covenants described in SECTIONS 12(o), (p), (q), or (r) hereof, Debtor shall issue at least $200,000 of common stock for cash consideration within 30 days after the occurrence of such violation."

     Section 2.06. AMENDMENT OF SECTION 12(o). SECTION 12(o) of the Loan Agreement is hereby amended as of March 31, 1997 by deleting the present such subsection in its entirety and substituting therefor the following:

          "(o) Debtor will not suffer or permit its Tangible Leverage Ratio to exceed 5.75 to 1.0 as of the end of any month."

     Section 2.07. AMENDMENT OF SECTION 12(p). SECTION 12(p) of the Loan Agreement is hereby amended as of March 31, 1997 by deleting the present such subsection in its entirety and substituting therefor the following:

          "(p) Debtor will not suffer or permit its Tangible Net Worth to be less than $1,200,000.00 as of the end of any month."

     Section 2.08. AMENDMENT OF SECTION 12(q). SECTION 12(q) of the Loan Agreement is hereby amended as of March 31, 1997 by deleting the present such subsection in its entirety and substituting therefor the following:

          "(q) Debtor will not suffer or permit its Fixed Charge Coverage Ratio as of any month end, calculated from the beginning of the fiscal year to such month-end, to be less than 1.1 to 1.0."

     Section 2.09. AMENDMENT OF SECTION 12(r). SECTION 12(r) of the Loan Agreement is hereby amended as of March 31, 1997 by deleting the present such subsection in its entirety and substituting therefor the following:

          "(r) Debtor will not suffer or permit its Interest Coverage Ratio as of any month end, calculated from the beginning of the fiscal year to such month-end, to be less than 2.0 to 1.0."

                                  ARTICLE III
                              CONDITIONS PRECEDENT

     Section 3.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Bank and its legal counsel, or that the following shall be fulfilled, as the case may be:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

          (b) No Default (others than those expressly waived by the terms hereof) or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment and a Third Renewal and Extension Promissory Note in the original principal amount of $1,550,000, each duly executed by Borrower; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                   ARTICLE IV
                 RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 4.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 4.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 5.02. REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 5.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 5.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 5.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 5.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first written above.

                                     BANK ONE, TEXAS, NATIONAL
                                       ASSOCIATION



                                     By:
                                        -----------------------
                                     Name:
                                          ---------------------
                                     Title:
                                           --------------------

                                     CAPROCK COMMUNICATIONS CORP.


                                     By: /s/ Jere W. Thompson, Jr.
                                        --------------------------
                                     Its: President
                                         -------------------------


                           RATIFICATION BY GUARANTORS

     Each of Jere W. Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scott L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty, dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty and agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, (ii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty and (iii) acknowledges that the Obligations covered by the Guaranty include, without limitation, the short term loan contemplated by this Amendment.



                                     /s/ Jere W. Thompson, Jr.
                                     ------------------------------------
                                     Jere W. Thompson, Jr.



                                     /s/ Timothy W. Rogers
                                     ------------------------------------
                                     Timothy W. Rogers



                                     /s/ Timothy M. Terrell
                                     ------------------------------------
                                     Timothy M. Terrell



                                     /s/ Scott L. Roberts
                                     ------------------------------------
                                     Scott L. Roberts

                 AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of June 30, 1997, is entered into by and between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One, dated August 27, 1996, Amendment Two, dated October 31, 1996, Amendment Three, dated February 28, 1997, and Amendment Four, dated as of March 31, 1997 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        AMENDMENT TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 1(bb). SECTION 1(bb) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(bb) 'MATURITY DATE' shall mean July 31, 1997."

                                  ARTICLE III
                                    WAIVERS

     Section 3.01. DEFAULTS. Debtor failed to provide Secured Party with its audited annual financial statements within 120 days after the end of fiscal year 1996, as required under SECTION 11(q) of the Loan Agreement. In addition, at March 31, 1997, Debtor failed to maintain (i) a Tangible Leverage Ratio of 5.75 to 1.0, as required under SECTION 12(o) of the Loan Agreement and (ii) a Fixed Charge Coverage Ratio of 1.1 to 1.0, as required under SECTION 12(q) of the Loan Agreement. Debtor also failed to issue at least $200,000 of common stock within 30 days after

AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT - PAGE 1 the occurrence of the violations of SECTIONS 12(o) and (q) of the Loan Agreement, as required under SECTION 11(v) of the Loan Agreement.

     Section 3.02. WAIVERS. Secured Party hereby waives the Events of Default resulting from Debtor's failure (i) to provide its audited annual financial statements within 120 days after the end of fiscal year 1996 as required under SECTION 11(q) of the Loan Agreement, (ii) to maintain the Tangible Leverage Ratio required under SECTION 12(o) of the Loan Agreement as of March 31, 1997, (iii) to maintain the Fixed Charge Coverage Ratio required under
SECTION 12(q) of the Loan Agreement as of March 31, 1997, and (iv) to issue at least $200,000 of common stock by April 30, 1997, as required under
SECTION 11(v) of the Loan Agreement. Such waivers are expressly limited as set forth in this SECTION 3.02 and do not, and shall not, constitute a consent to or waiver of any other, additional, or future breach of SECTIONS 11(q), 12(o), 12(q), or 11(v) of the Loan Agreement, or any other provision of the Loan Agreement or any other Loan Document.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     Section 4.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Bank and its legal counsel, or that the following shall be fulfilled, as the case may be:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

          (b) No Default (others than those expressly waived by the terms hereof) or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment and a Fourth Renewal and Extension Promissory Note in the original principal amount of $1,550,000 (the "RENEWAL NOTE"), each duly executed by Borrower; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 5.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the

AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT - PAGE 2 terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner effect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 5.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing (except as described in SECTION 3.01 hereof); and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                  ARTICLE VI
                                MISCELLANEOUS

     Section 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 6.02. REFERENCE TO LOAN AGREEMENT AND NOTE. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to
(i) the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby and (ii) the revolving loan note shall mean a reference to the Renewal Note.

     Section 6.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and

AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT - PAGE 3 fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidated remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 6.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 6.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT - PAGE 4

     EXECUTED as of the date first written above.

                                     BANK ONE, TEXAS, NATIONAL
                                     ASSOCIATION


                                     By: /s/ GINA A. NORRIS
                                        ---------------------------------
                                     Name: Gina A. Norris
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------



                                     CAPROCK COMMUNICATIONS CORP.


                                     By: /s/ JERE W. THOMPSON, JR.
                                        ---------------------------------
                                     Name: Jere W. Thompson, Jr.
                                          -------------------------------
                                     Title: President
                                           ------------------------------


                           RATIFICATION BY GUARANTORS

     Each of Jere W. Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scott L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty, dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty, (ii) agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, and (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty.



                                     /s/ JERE W.THOMPSON, JR.
                                     --------------------------------------
                                     Jere W.Thompson, Jr.



                                     /s/ TIMOTHY W. ROGERS
                                     --------------------------------------
                                     Timothy W. Rogers



                                     /s/ TIMOTHY M. TERRELL
                                     --------------------------------------
                                     Timothy M. Terrell



                                     /s/ SCOTT L. ROBERTS
                                     --------------------------------------
                                     Scott L. Roberts


AMENDMENT FIVE TO LOAN AND SECURITY AGREEMENT - PAGE 5

                     AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of July 31, 1997, is entered into by and between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                       RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One, dated August 27, 1996, Amendment Two, dated October 31, 1996, Amendment Three, dated February 28, 1997, Amendment Four, dated as of March 31, 1997, and Amendment Five, dated as of June 30, 1997 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

     Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                      ARTICLE II
                           AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 1(bb). SECTION 1(bb) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(bb) 'MATURITY DATE' shall mean December 31, 1997."

     Section 2.02. AMENDMENT OF SECTION 12(o). SECTION 12(o) of the Loan Agreement is hereby amended as of July 31, 1997, by deleting the present such subsection in its entirety and substituting therefor the following:

          "(o) Debtor will not suffer or permit its Tangible Leverage Ratio to exceed 5.0 to 1.0 as of the end of any month."


AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT - PAGE 1
--------------------------------------------

     Section 2.03. AMENDMENT OF SECTION 12(q). SECTION 12(q) of the Loan Agreement is hereby amended as of July 31, 1997, by deleting the present such subsection in its entirety and substituting therefor the following:

          "(q) Debtor will not suffer or permit its Fixed Charge Coverage Ratio as of any month end, calculated from the beginning of the fiscal year to such month-end, to be less than 1.2 to 1.0."


                                     ARTICLE III
                                 CONDITIONS PRECEDENT

     Section 3.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Bank and its legal counsel, or that the following shall be fulfilled, as the case may be:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

          (b) No Default (others than those expressly waived by the terms hereof) or Event of Default shall have occurred and be continuing;

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment and a Fifth Renewal and Extension Promissory Note in the original principal amount of $1,550,000 (the "RENEWAL NOTE"), each duly executed by Borrower; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                      ARTICLE IV
                    RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES

     Section 4.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.


     Section 4.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no


AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT - PAGE 2
--------------------------------------------
manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 4.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                                      ARTICLE V
                                    MISCELLANEOUS

     Section 5.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 5.02. REFERENCE TO LOAN AGREEMENT AND NOTE. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to (i) the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby and
(ii) the revolving loan note shall mean a reference to the Renewal Note.

     Section 5.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 5.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder


AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT - PAGE 3
--------------------------------------------
of this Amendment and the effect thereof shall b confined to the provision so held to be invalid or unenforceable.

     SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS A, PRINCIPLES.

     Section 5.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 5.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 5.10. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     EXECUTED as of the date first written above.


                                       BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                       By: /s/ GINA A. NORRIS
                                          -------------------------------------
                                       Name: Gina A. Norris
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------





AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT - PAGE 4
--------------------------------------------

                                       CAPROCK COMMUNICATIONS CORP.


                                       By: /s/ JERE THOMPSON, JR.
                                          -------------------------------------
                                       Name: Jere Thompson, Jr.
                                            -----------------------------------
                                       Title: President
                                             ----------------------------------



                              RATIFICATION BY GUARANTORS

     Each of Jere W. Thompson, Jr., Timothy W. Rogers, Timothy M. Terrell and Scott L. Roberts (each a "GUARANTOR"), executed an Unlimited Guaranty, dated on or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Each Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty, (ii) agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, and (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair such Guaranty.


                                       /s/ JERE W. THOMPSON, JR.
                                       -------------------------------------
                                       Jere W.Thompson, Jr.


                                       /s/ TIMOTHY W. ROGERS
                                       -------------------------------------
                                       Timothy W. Rogers


                                       /s/ TIMOTHY M. TERRELL
                                       -------------------------------------
                                       Timothy M. Terrell


                                       /s/ SCOTT L. ROBERTS
                                       -------------------------------------
                                       Scott L. Roberts







AMENDMENT SIX TO LOAN AND SECURITY AGREEMENT - PAGE 5
--------------------------------------------

                 AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of December 31, 1997, is entered into by and between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Bank entered into that certain Loan and Security Agreement, dated March 14, 1996, as amended by Amendment One, dated August 27, 1996, Amendment Two, dated October 31, 1996, Amendment Three, dated February 28, 1997, Amendment Four, dated as of March 31, 1997, Amendment Five, dated as of June 30, 1997, and Amendment Six, dated as of July 31, 1997 (the "LOAN AGREEMENT").

     B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.01. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        AMENDMENTS TO THE LOAN AGREEMENT

     Section 2.01. AMENDMENT OF SECTION 1(g). SECTION 1(g) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(g) 'BORROWING BASE' shall mean, as of any date of determination, the lesser of (i) the sum of $2,500,000 LESS the Letter of Credit Exposure, or
     (ii) the sum of (1) the product of (A) the Accounts Advance Rate and
     (B) Debtor's Eligible Accounts, LESS (2) the Letter of Credit Exposure, LESS (3) the Reserve, all determined as of such date of determination."

     Section 2.02. AMENDMENT OF SECTION 1(bb). SECTION 1(bb) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 1

          "(bb) 'MATURITY DATE' shall mean December 31, 1998."

     Section 2.03. AMENDMENT OF SECTION 1(hh). SECTION 1(hh) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(hh) 'REVOLVING LINE' means $2,500,000."

     Section 2.04. AMENDMENT OF SECTION 4(c). SECTION 4(c) of the Loan Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting the following in lieu thereof:

     "Subject to the terms of this section, all checks and other items received by Secured Party in payment of the Obligations secured hereby shall be subject to a clearance period of two (2) Business Days provided that the checks and other items are received at a time and in such a manner that will facilitate timely collection of funds."

     Section 2.05. AMENDMENT OF SECTION 12(n). SECTION 12(n) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(n) Debtor will not make Capital Expenditures during any fiscal year which would in the aggregate exceed $3,000,000 for such year, provided that Debtor may not make Capital Expenditures during fiscal year 1998 which in the aggregate exceed $1,500,000 for such fiscal year (i) prior to the completion of the audit or review (which review shall include, without limitation, a review of Debtor's reserve for bad debts) of Debtor's 1997 financial statements by KPMG Peat Marwick or other independent public accountants of recognized standing acceptable to Secured Party or (ii) if, as a result of such audit or review, either (a) Debtor's adjusted 1997 net income is less than $2,000,000 or (b) after giving effect to all adjustments, a Default or an Event of Default shall have occurred."

     Section 2.06. AMENDMENT OF SECTION 12(o). SECTION 12(o) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(o) Debtor will not suffer or permit its Tangible Leverage Ratio to exceed 4.5 to 1.0 as of the end of any month."

     Section 2.07. AMENDMENT OF SECTION 12(p). SECTION 12(p) of the Loan Agreement is hereby amended by deleting the present such subsection in its entirety and substituting therefor the following:

          "(p) Debtor will not suffer or permit its Tangible Net Worth to be less than $2,000,000.00 as of the end of any month."

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 2

     Section 2.08. AMENDMENT TO EXHIBIT A. EXHIBIT A to the Loan Agreement is hereby amended by deleting the present Exhibit A in its entirety and substituting therefor Exhibit A attached hereto.

                                  ARTICLE III
                              WAIVERS AND CONSENTS

     Section 3.01. DEFAULT. During fiscal year 1997, Debtor has made Capital Expenditures in excess of those permitted under SECTION 12(p) of the Loan Agreement.

     Section 3.02. WAIVER. Secured Party hereby waives the Event of Default resulting from Debtor's making Capital Expenditures in excess of those permitted under SECTION 12(p) of the Loan Agreement during fiscal year 1997. Such waiver is expressly limited to the breach of SECTION 12(p) for fiscal year 1997 and does not and shall not constitute a consent to or waiver of any other, additional, or future breach of SECTION 12(p) of the Loan Agreement, or any other provision of the Loan Agreement or any other Loan Document.

     Section 3.03. CONSENT. Under the terms of that certain Subordination Agreement (the "SUBORDINATION AGREEMENT"), dated as of March ___, 1997, executed by The Williamsburg Corporation ("WILLIAMSBURG"), Williamsburg may not receive any payments in respect of the Subordinated Debt (as defined in the Subordination Agreement), other than regularly scheduled payments of interest Borrower has requested Bank's consent to repay to Williamsburg the outstanding principal of and all accrued but unpaid interest on the Subordinated Debt, represented by that certain promissory note, executed by Borrower, payable to the order of Williamsburg, in the original principal amount of $521,835 (the "WILLIAMSBURG NOTE"). Bank hereby consents to Borrower's paying and Williamsburg's receiving the outstanding principal balance of and accrued but unpaid interest on the Williamsburg Note, provided that (i) no Default or Event of Default has occurred and is continuing or would occur immediately after giving effect to such payment and (ii) Williamsburg releases any and all liens it may have against any property of Borrower and any other collateral for the Subordinated Debt.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     Section 4.01. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the condition precedent that Bank shall have received (or waived receipt of) the following, each duly executed and delivered and in form and substance and dated as of a date satisfactory to Bank and its legal counsel, or that the following shall be fulfilled, as the case may be:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof,

          (b) No Default or Event of Default (other than that expressly waived by the terms hereof) shall have occurred and be continuing;

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 3

          (c)  Bank shall have executed this Amendment;

          (d) Bank shall have received this Amendment and a Sixth Renewal and Extension Promissory Note in the original principal amount of $2,500,000 (the "RENEWAL NOTE"), each duly executed by Borrower;

          (e) Bank shall have received a copy of a release of all liens securing any Subordinated Debt owing to Williamsburg, executed by Williamsburg;

          (f) Bank shall have received UCC-3 termination statements, executed by Williamsburg, terminating all UCC-1 financing statements filed to perfect security interests in favor of Williamsburg securing the Subordinated Debt;

          (g) Bank shall have received a Mutual Release, duly executed by each of Timothy W. Rogers, Timothy M. Terrell, and Scott L. Roberts; and

          (h) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 5.01. RATIFICATIONS BY BORROWER. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.02. RENEWAL AND EXTENSION OF SECURITY INTERESTS AND ASSIGNMENTS. Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Borrower agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid and subsisting.

     Section 5.03. REPRESENTATIONS AND WARRANTIES. Borrower represents and Warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 4 are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing (other than that expressly waived by the terms hereof); and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

     Section 5.04. CORPORATE DOCUMENTS. Borrower hereby represents and warrants to Bank that Borrower's Articles of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Officer's Certificate dated March 14, 1996, previously delivered to Bank in connection with the Loan Agreement.

                                   ARTICLE VI
                                 MISCELLANEOUS

     Section 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

     Section 6.02. REFERENCE TO LOAN AGREEMENT AND NOTE. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to
(i) the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby and (ii) the revolving loan note shall mean a reference to the Renewal Note.

     Section 6.03. EXPENSES OF BANK. Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

     Section 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 5

STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     Section 6.06. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09. CONFLICTING PROVISIONS. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

     SECTION 6.10. ENTIRE AGREEMENT. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT, THE RENEWAL NOTE, AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first written above.

                                     BANK ONE, TEXAS, NATIONAL ASSOCIATION



                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------



                                     CAPROCK COMMUNICATIONS CORP.



                                     By: /s/ JERE W. THOMPSON, JR.
                                        --------------------------------
                                     Name: Jere W. Thompson, Jr.
                                          ------------------------------
                                     Title: President
                                           -----------------------------

AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 6

                           RATIFICATION BY GUARANTOR

     Jere W. Thompson, Jr. ("GUARANTOR"), executed an Unlimited Guaranty, dated on-or about March 9, 1996 (the "GUARANTY") for the benefit of Bank. Guarantor hereby (i) ratifies and confirms the terms and conditions of his Guaranty, (ii) agrees that such Guaranty is and shall continue in full force and effect for the benefit of Bank, and (iii) agrees that neither this Amendment nor the transactions contemplated hereby, including, without limitation, the release of the guarantees of Timothy W. Rogers, Timothy M. Terrell, and Scott L. Roberts, shall in any manner affect or impair such Guaranty.

                                     /s/ JERE W. THOMPSON, JR.
                                     -----------------------------------
                                     Jere W. Thompson, Jr.






AMENDMENT SEVEN TO LOAN AND SECURITY AGREEMENT - PAGE 7

                                    EXHIBIT A

                  SIXTH RENEWAL AND EXTENSION PROMISSORY NOTE

$2,500,000.00                                                  December 31, 1997

     FOR VALUE RECEIVED, on or before December 31, 1998 ("MATURITY DATE"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "BORROWER"), promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK") at its offices in Dallas County, Texas, at 1717 Main Street, 3rd Floor, Dallas, Texas 75201, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) ("TOTAL PRINCIPAL AMOUNT"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note (this "NOTE") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("CONTRACT RATE"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (A) the Base Rate of interest ("BASE RATE") as established from time to time by Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers) plus (B) two percent (2.00%), each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that (i) the Contract Rate shall be subject to reduction as provided in the Loan Agreement (as hereinafter defined) and (ii) if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

     The term "MAXIMUM RATE," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum. All capitalized terms used herein that are not defined herein shall have the meaning given them in that certain Loan and Security Agreement, dated as of March 14, 1996, by and between Borrower and Bank (as the same has been and may be amended, restated, renewed, extended, or otherwise modified, the "LOAN AGREEMENT").

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) interest shall be due and payable monthly as it accrues, commencing on the first day of January, 1998, and continuing on the first day of each successive month thereafter during the term of this Note; and

SIXTH RENEWAL AND EXTENSION PROMISSORY NOTE - PAGE 1

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

     All mandatory prepayments of principal and accrued but unpaid interest thereon required to be made under the Loan Agreement shall be due and payable immediately unless otherwise provided in the Loan Agreement.

     To the extent that any interest is not paid on or before the day it becomes due and payable, Bank may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Bank, bear interest at the Default Rate until paid.

     This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank pursuant to the Loan Agreement, and is secured by, INTER ALIA, the Collateral. The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     Under the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and reborrow hereunder in accordance with the provisions of the Loan Agreement. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Bank shall be PRIMA FACIE evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     Borrower agrees that upon the occurrence of any one or more Events of Default (as defined in the Loan Agreement), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note,
(iii) foreclose all liens and security interests securing payment hereof,
(iv) pursue any and all

SIXTH RENEWAL AND EXTENSION PROMISSORY NOTE - PAGE 2 other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank, will rely on federal law instead of the

SIXTH RENEWAL AND EXTENSION PROMISSORY NOTE - PAGE 3

Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     This Note is given in renewal and extension of, but not in extinguishment of, that certain Fifth Renewal and Extension Promissory Note in the original principal amount of $1,550,000.00, dated as of July 31, 1997, from Borrower to Bank (the "PRIOR NOTE"). The execution of this Note is not intended to and shall not cause or result in a novation with regard to the indebtedness evidenced by the Prior Note.

                                     BORROWER:

                                     CAPROCK COMMUNICATIONS CORP.




                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------



SIXTH RENEWAL AND EXTENSION PROMISSORY NOTE - PAGE 4